Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Summary of Significant Accounting Policies

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The consolidated financial statements include the accounts of SMTC and its wholly-owned subsidiaries. The Company owns 100% of the outstanding shares in all of its subsidiaries. All significant intercompany balances and transactions have been eliminated upon consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. The actual results could differ from those estimates.

Concentration of Credit Risk and Significant Customers

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist principally of cash equivalents, short term investments and accounts receivable. Cash, cash equivalents and short-term investments balances are maintained with high quality financial institutions, the composition and maturities of which are regularly monitored by management. The Company believes that the concentration of credit risk in its trade receivables, is substantially mitigated by the Company’s credit evaluation process, relatively short collection terms and the high level of credit worthiness of its customers. The Company performs ongoing credit evaluations of its customers’ financial conditions and limits the amount of credit extended when deemed necessary based upon payment history and the customer’s current credit worthiness, but generally requires no collateral. The Company regularly reviews the allowance for bad debt and doubtful accounts by considering factors such as historical experience, credit quality, age of the accounts receivable balances and current economic conditions that may affect a customer’s ability to pay.

Historically, a relatively small number of customers have accounted for a significant portion of our net revenue. Sales to two customers in 2014, and one customer in 2015 and 2016 accounted for 10% or more of the Company’s net sales, represented 47%, 30% and 28% of the Company’s net sales in 2014, 2015 and 2016, respectively. In 2014, the significant customers were Samsung and SK Hynix and in 2015 and 2016, SK Hynix. The Company’s top ten customers in 2014, 2015 and 2016 accounted for approximately 76%, 72% and 75% of net sales.

Fair Value of Financial Instruments

The carrying amount of the Company’s financial instruments, including cash and cash equivalents, notes and accounts receivable and notes and accounts payables approximates fair value due to the short-term maturity of the instruments. Fair values of short-term investments represent quoted market prices, if available. If no quoted market prices are available, fair values are estimated based on discounted cash flow, or other valuation techniques. Long-term investments are privately-held companies where there is no readily determinable market value and are recorded using the cost method, since the cost of obtaining verifiable fair value is unreasonably high. The Company periodically evaluates these investments for impairment. If it is determined that an other-than-temporary decline has occurred in the carrying value, an impairment loss is recorded for that period. The Company’s long-term liabilities approximate their fair values as they contain interest rates that vary according to market interest rates.

Fair value is the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that assets or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the Company. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. Each fair value measurement is reported in one of the three levels which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1 — Use unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Use observable inputs other than Level 1 prices such as quoted prices for identical or similar instruments in markets that are not active, quoted prices for similar instruments in active markets, and model-based valuation in which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Use inputs that are generally unobservable and reflect the use of significant management judgments and estimates.

See Note 20, “Fair Value Measurement”, for the related disclosure.

Cash Equivalents

The Company considers all highly liquid instruments acquired with a remaining maturity of three months or less when purchased to be cash equivalents. In addition, time deposits with maturities ranging from more than three months to one year are considered qualified as cash equivalents as the nature of the time deposits are similar to cash such that without advance notice to the bank, they can be readily converted into known amounts of cash with the principal of the time deposits protected and not subject to penalty in the event of an early withdrawal. Also, the risk of changes in value because of changes in interest rates is insignificant due to the fact that the Company can still earn interest based on a rate close to the on-going published interest rate applicable for the actual period of the time deposits in the event of an early withdrawal. Cash and cash equivalents are stated at cost, which approximates their fair value.

Short-term Investments

The Company’s short-term investments primarily includes short-term income yielding investments with original maturities greater than three months from the purchase date and remaining maturities less than one year. These short-term investments consist mostly of bond funds and principal protected notes that are bought and held principally for the purpose of selling them in the near term and are classified as trading securities as well as senior notes classified as held-to-maturity investment with maturities less than one year. Trading securities are reported at fair value with the subsequent changes in fair value recorded in earnings as unrealized gains and losses. Senior notes are measured at amortized cost using the effective interest method less any impairment.

Allowance for Doubtful Receivables

An allowance for doubtful receivables is provided based on a review of the collectability of accounts receivables. The Company determines the amount of allowance for doubtful receivables by examining the historical collection experience and current trends in the credit quality of its customers as well as its internal credit policies.

Inventories

Inventories are stated at the lower of cost or market value. Inventories are recorded at standard cost and adjusted to the approximate weighted-average cost at the balance sheet date. Market value represents the current replacement cost for raw materials, work in process and finished goods. The Company assesses its inventory for estimated obsolescence or unmarketable inventory based upon management’s assumptions about future demand and market conditions. In estimating reserves for obsolescence, the Company primarily evaluates estimates based on the timing of the introduction of new products and the quantities remaining of old products and provides reserves for inventory on hand in excess of the estimated demand. Estimated losses on slow-moving items are recognized and included in the allowance for losses.

Long-term Investments

The Company has long-term investments in companies that it does not exercise significant influence and accounts for these investments under the cost method. Management regularly evaluates financial information related to these investments to determine whether an other than temporary decline in their value exists. Factors indicative of an other than temporary decline include recurring operating losses, credit defaults and subsequent rounds of financings at an amount below the cost basis of the investment. Management periodically weighs all quantitative and qualitative factors in determining if any impairment loss exists. When a decline in value is deemed to be other-than-temporary, the Company recognizes an impairment loss in other income and expense.

Noncurrent Assets Held for Sale

Non-current assets are presented separately as held for sale when the Company is committed to selling the asset, an active plan of sale has commenced, and the sale is expected to be completed within 12 months. Assets held for sale are measured at the lower of their carrying amount and fair value less cost to sell. Assets held for sale are no longer amortized or depreciated.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Significant additions, renewals and betterments are capitalized, while maintenance and repairs are expensed as incurred.

Depreciation is computed using the straight-line method over estimated useful lives that range as follows: buildings — 25 to 50 years; machinery and equipment — 3 to 6 years; furniture and fixtures — 3 to 8 years; software — 1 to 5 years; leasehold and buildings improvement — the shorter of the estimated useful life or lease term, which is generally 2 to 6 years. Depreciation expense recognized for the years ended December 31, 2014, 2015 and 2016 was approximately US$6,917 thousand, US$7,936 thousand and US$9,482 thousand, respectively.

Upon the sale or other disposal of property and equipment, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is credited or charged to operating income.

Government Grants

Grants received by the Company from the Korean government to assist with specific research and development activities are deducted from those research and development costs incurred, in the period in which the related expenses are incurred, to the extent that they are non-refundable. Government grants that were used for the acquisition of fixed assets are deducted from the acquisition costs of the acquired assets and amortized over the useful lives of the related assets. The Company recognizes refundable government grants as long-term payable and current portion of long-term payable on its consolidated balance sheet.

Goodwill and Intangible Assets

Goodwill is the excess of the purchase price paid over the fair value of the net tangible and intangible assets acquired in a business combination. Intangible assets, which consist primarily of development technology, are amortized over their estimated useful lives, of 3.5 to 4.5 years.

Impairment of Goodwill and Long-Lived Assets

The Company evaluates the recoverability of long-lived assets whenever events or changes in circumstances indicate the carrying value may not be recoverable. The determination of recoverability is based on an estimate of undiscounted cash flows expected to result from the use of an asset and its eventual disposition. The estimate of cash flows is based upon, among other things, certain assumptions about expected future operating performance, growth rates and other factors. Estimates of undiscounted cash flows may differ from actual cash flows due to, among other things, technological changes, economic conditions, changes to the business model or changes in operating performance. If the sum of the undiscounted cash flows is less than the carrying value, an impairment loss is recognized, measured as the amount by which the carrying value exceeds the fair value of the asset. Fair value is determined by reference to quoted market prices, if available, or discounted cash flows, as appropriate. See Note 11, “Goodwill and Acquired Intangible Assets,” regarding impairment testing in fiscal year 2014, 2015 and 2016.

The Company monitors the recoverability of goodwill recorded in connection with acquisitions, by reporting unit, annually, or sooner if events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company conducts its annual impairment test of goodwill on November 30. Reporting units may be operating segments as a whole or an operation one level below an operating segment, referred to as a component. Goodwill impairment is tested using a two-step approach. The first step compares the fair value of a reporting unit to its carrying amount, including goodwill. If the fair value of the reporting unit is greater than its carrying amount, goodwill is not considered impaired and the second step is not required. If the fair value of the reporting unit is less than its carrying amount, the second step of the impairment test measures the amount of the impairment loss, if any, by comparing the implied fair value of goodwill to its carrying amount. If the carrying amount of goodwill exceeds its implied fair value, an impairment loss is recognized equal to that excess. The implied fair value of goodwill is calculated in the same manner that goodwill is calculated in a business combination, whereby the fair value of the reporting unit is allocated to all of the assets and liabilities of that unit, with the excess purchases price over the amounts assigned to assets and liabilities. Estimating fair value is performed by utilizing various valuation approaches, such as income approach or market approach. The total of all reporting unit fair values was also compared to the Company’s market capitalization plus control premium for reasonableness. See Note 11, “Goodwill and Acquired Intangible Assets,” regarding impairment testing.

Other Assets

Other assets primarily consist of industrial property right and deposits for office leases.

Restricted Assets

Restricted assets consist of deposits required for litigation and restricted cash. Restricted cash represents cash set aside as collateral for obtaining capacity and borrowings as well as cash received from government grants with restriction on its usage.

Bank loans

Loans from financial institutions are stated at the amount of unpaid principal. Bank loans comprise borrowings which are held by banks based in Taiwan.

Other long-term liabilities

Other long-term liabilities primarily consist of payable to former shareholders of Shannon Systems and unrecognized tax benefit.

Pension Costs

For employees under defined contribution pension plans, pension costs are recorded based on the actual contributions made to employees’ individual pension accounts. For employees under defined benefit pension plans, pension costs are recorded based on actuarial calculations.

Revenue Recognition

Revenue from product sales is generally recognized upon shipment to the customer provided that the Company has received a signed purchase order, the price is fixed or determinable, transfer of title has occurred in accordance with the shipping terms specified in the arrangement with the customer, collectibility from the customer is considered reasonably assured, product returns are reasonably estimable and there are no remaining significant obligations or customer acceptance requirements. Revenue on development service orders is generally recognized upon completion and customer acceptance of contractually agreed milestones.

The Company grants certain distributors limited rights of return and price protection rights on unsold products. The return rights are generally limited to five percent of the monetary value of products purchased within the preceding six months, provided that the distributor places a corresponding restocking order of equal or greater value. An allowance for sales returns for distributors and all customers is recorded at the time of sale based on historical returns information available, management’s judgment and any known factors at the time the financial statements are prepared that would significantly affect the allowance. Price protection rights are based on the inventory products the distributors have on hand at the date the price protection is offered. A reserve for price adjustments is recorded based on the estimated products on hand at the distributors and historical experience. The actual price adjustments to distributors incurred by the Company are minimal.

The Company provides a warranty period of one year for manufacturing defects of its products. Warranty returns have been infrequent and relate to defective or off-specification parts. The Company estimates a reserve for warranty based on historical experience and records this amount to cost of sales. For the years ended December 31, 2014, 2015 and 2016, the Company did not experience significant costs associated with warranty returns.

Research and Development

Research and development costs consist of expenditures incurred during the course of planned research and investigation aimed at the discovery of new knowledge that will be useful in developing new products or at significantly enhancing existing products as well as expenditures incurred for the design and testing of product alternatives. All expenditures related to research and development activities of the Company are charged to operating expenses when incurred. Third-party research and development costs are expensed when the contracted work has been performed or as milestone results have been achieved.

Income Taxes

The provision for income tax represents income tax paid and payable for the current year plus changes in the deferred income tax assets and liabilities during the years. Deferred income tax assets are recognized for net operating loss carryforwards, research and development credits, and temporary differences. The Company believes that uncertainty exists regarding the realizability of certain deferred income tax assets and, accordingly, has established a valuation allowance for those deferred income tax assets to the extent the realizability is not deemed to be more likely than not. Deferred income tax assets and liabilities are measured using enacted tax rates.

The Company utilizes a two step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained in a dispute with taxing authorities, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company records interest and penalties related to unrecognized tax benefits in income tax expense.

Foreign Currency Transactions

Foreign currency transactions are recorded at the rates of exchange in effect when the transaction occurs. Gains or losses, resulting from the application of different foreign exchange rates when cash in foreign currency is converted into the entities’ functional currency, or when foreign currency receivables and payables are settled, are credited or charged to income in the period of conversion or settlement. At the balance sheet date, assets and liabilities denominated in foreign currencies are remeasured based on prevailing exchange rates and any resulting gains or losses are credited or charged to income.

Translation of Foreign Currency Financial Statements

The reporting currency of the Company is the U.S. dollars. The functional currency of some of the Company’s subsidiaries is the local currency of the respective entity. Accordingly, the financial statements of the foreign subsidiaries were translated into U.S. dollars at the following exchange rates: assets and liabilities — current rate on the balance sheet date; shareholders’ equity — historical rates; income and expenses — average rate during the period. The resulting translation adjustment is recorded as a separate component of comprehensive income.

Comprehensive Income (Loss)

Comprehensive income and loss represents net income (loss) plus the results of certain changes in shareholders’ equity during a period from non-owner sources. The following table presents the components of accumulated other comprehensive income (loss) as of December 31, 2014, 2015 and 2016:

	Year Ended December 31, 2014			Year Ended December 31, 2015			Year Ended December 31, 2016
	US$			US$			US$
	Foreign currency items	Defined benefit pension plans	Accumulated other comprehensive income (loss)	Foreign currency items	Defined benefit pension plans	Accumulated other comprehensive income (loss)	Foreign currency items	Defined benefit pension plans	Accumulated other comprehensive income (loss)
Beginning balance	4,556	(461)	4,095	3,354	(849)	2,505	1,486	(853)	633
Current-period change	(1,202)	(388)	(1,590)	(1,868)	(4)	(1,872)	(1,555)	(110)	(1,665)

Ending balance	3,354	(849)	2,505	1,486	(853)	633	(69)	(963)	(1,032)

Legal Contingencies

The Company is currently involved in various claims and legal proceedings. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be estimated, the Company accrues a liability for the estimated loss. Because of uncertainties related to these matters, accruals are based only on the best information available at the time. As additional information becomes available, the Company reassesses the potential liability related to the pending claims and litigation and revises these estimates as appropriate. Such revisions in the estimates of the potential liabilities could have a material impact on the results of operations and financial position.

Earnings Per Share

Basic earnings per share are computed by dividing net earnings attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share reflect the potential dilution that could occur if stock options and other dilutive securities were exercised. Dilutive securities are excluded from the computation of the diluted income per share in periods when their effect is anti-dilutive. The Company’s dilutive securities consist of employee stock options and restricted stock units. The effect of dilutive securities including employee stock options and restricted stock units were 2,183 thousand shares (546 thousand ADSs), 1,534 thousand shares (384 thousand ADSs) and 1,131 thousand shares (283 thousand ADSs) for the years ended December 31, 2014, 2015 and 2016, respectively.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718 Compensation — Stock Compensation. The Company uses the Black-Scholes valuation model for the valuation of stock options and recognizes compensation expense on a straight-line basis over the requisite service period of the award. The value of our restricted stock units is based on the fair value of our shares on the date of grant and expensed over the vesting period.

Prior to the initial declaration of a quarterly cash dividend on January 22, 2013, the fair value of restricted stock units (“RSUs”) was measured based on the grant date share price, as the Company did not historically pay cash dividends on our common stock. For awards granted on or subsequent to January 22, 2013, the fair value of RSUs was measured based on the grant date share price, less the present value of expected dividends during the vesting period, discounted at a risk-free interest rate.

Dividends

Our Board of Directors declared payment of our first quarterly dividend on our common stock in January 2013 and the first dividend payment was made on March 4, 2013. Our Board of Directors has subsequently declared and paid dividends in each successive quarter. On November 2, 2015 and October 24, 2016, our Board of Directors, instead of declaring a quarterly dividend, declared an annual dividend payable in four quarterly installments. The payment of future cash dividends are subject to the Board’s continuing determination that the payment of dividends are in the best interests of the Company’s shareholders and are in compliance with all laws and agreements of the Company applicable to the declaration and payment of cash dividends.

Recent Accounting Pronouncements

In May 2014, the FASB issued a new standard related to revenue recognition. Under the new standard, recognition of revenue occurs when a customer obtains control of promised goods or services in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In addition, the new standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. In August 2015, the FASB issued an amendment to defer the effective date. The new standard is effective for fiscal years beginning after December 15, 2017 and early adoption is permitted for annual reporting periods beginning after December 15, 2016. In March and April 2016, the FASB issued two accounting updates to clarify the implementation guidance on principal versus agent considerations, performance obligations and the licensing. In addition, the FASB issued another accounting update in May 2016 to address narrow-scope improvements to the guidance on collectability, noncash consideration, and completed contracts at transition and provides a practical expedient for contract modifications at transition. The new guidance is required to be applied retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying it recognized at the date of initial application. The Company is currently evaluating this guidance, but does not expect the adoption to have a material effect on the Company’s consolidated financial statements.

In August 2014, the FASB issued new standard related to the presentation of financial statements when there may be conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern. This standard sets forth management’s responsibility to evaluate, each reporting period, whether there is substantial doubt about our ability to continue as a going concern, and if so, to provide related footnote disclosures. The standard is effective for fiscal years beginning after December 15, 2016 and early adoption is permitted. The adoption of this guidance is not expected to have a material impact on the Company’s results of operations, financial position or cash flow.

In February 2015, the FASB issued an accounting update to amend the consolidation analysis. All legal entities are subject to reevaluation under the revised consolidation model. The amendment is effective for fiscal years beginning after December 15, 2015 and early adoption is permitted. The adoption of this amendment did not have a material impact on the Company’s results of operations, financial position or cash flow.

In April 2015, the FASB issued an accounting update regarding the measurement date of a defined benefit obligation and plan assets. The amendment permits the entity with a fiscal year-end that does not coincide with a month-end to measure defined benefit plan assets and obligations using the month-end that is closest to the entity’s fiscal year-end. If a contribution or significant event (such as a plan amendment, settlement, or curtailment that calls for a remeasurement in accordance with existing requirements) occurs between the month-end date used to measure defined benefit plan assets and obligations and an entity’s fiscal year-end, the entity should adjust the measurement of defined benefit plan assets and obligations to reflect the effects of those contributions or significant events. This amendment is effective for fiscal years beginning after December 15, 2016 and early application is permitted. The adoption of this amendment is not expected to have a material impact on the Company’s results of operations, financial position or cash flow.

In May 2015, the FASB issued an accounting update regarding disclosures for investments that calculate net asset value per share. The amendment removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. Instead, an entity is required to include those investments as a reconciling line item so that the total fair value amount of investments in the disclosure is consistent with the amount on the balance sheet. Further, the amendment removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using the practical expedient. The amendment is effective for fiscal years beginning after December 15, 2015. The amendment must be applied retrospectively and early adoption is permitted. The adoption of this amendment did not have a material impact on the Company’s financial statement disclosure.

In July 2015, the FASB issued an accounting update to simplify the measurement of inventory. The amendment requires the measurement of inventory at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. The amendment applies to inventories for which cost is determined by methods other than the last-in first-out and the retail inventory methods. This amendment is effective prospectively for annual periods beginning after December 15, 2016 and early application is permitted. The adoption of this amendment is not expected to have a material impact on the Company’s results of operations, financial position or cash flow.

In September 2015, the FASB issued an accounting update regarding simplifying the accounting for measurement period adjustments attributable to an acquisition. The amendment requires an acquirer must recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined. The adjustments should reflect the impact on earnings of changes in depreciation, amortization, or other income effects, if any, as if the accounting had been completed as of the acquisition date. Additionally, amounts recorded in the current period that would have been reflected in prior reporting periods if the adjustments had been recognized as of the acquisition date must be disclosed either on the face of the income statement or in the notes to financial statements. This amendment is effective prospectively for annual periods beginning after December 15, 2015 and early application is permitted. The adoption of this guidance did not have a material effect on the Company’s financial condition, results of operations, cash flow and financial statement disclosures.

In November 2015, the FASB issued an accounting update to simplify the presentation of deferred income taxes. The amendment requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The current requirement that deferred tax liabilities and assets of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendments in this guidance. This amendment is effective prospectively or retrospectively for annual periods beginning after December 15, 2016 and early application is permitted. The Company elected to have an early adoption of the amendment as of December 31, 2015 and the adoption of this amendment did not have a material impact on the Company’s financial position.

In February 2016, the FASB issued a new standard regarding leases. The new standard requires an entity to recognize assets and liabilities arising from a lease for both financing and operating leases other than that the entity elects the short-term lease recognition and measurement exemption. Qualitative and quantitative disclosures will be enhanced to better understand the amount, timing and uncertainty of cash flows arising from leases. This standard is effective for fiscal years beginning after December 15, 2018, and early adoption is permitted. The Company is in the process of evaluating this guidance to determine the impact it will have on the consolidated financial statements.

In March 2016, the FASB issued an accounting update to simplify several aspects of the accounting for share-based payment award transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The amendment is effective for fiscal years beginning after December 15, 2016, and earlier adoption is permitted. The adoption of this amendment is not expected to have a material impact on the Company’s financial position, results of operations, cash flow and financial statement disclosures.

In June 2016, the FASB issued an accounting update to amend the guidance on the impairment of financial instruments that are not measured at fair value through profit and loss. The amendment introduces a current expected credit loss (CECL) model based on expected losses rather than incurred losses to estimate credit losses on financial instruments measured at amortized cost and requires a broader range of reasonable and supportable information to estimate expected credit loss. In addition, under the amendment, an entity recognizes an allowance for expected credit losses on financial instruments measured at amortized cost and available-for-sale debt securities rather than the current methodology of delaying recognition of credit losses until it is probable a loss has been incurred. The amendment is effective for fiscal years beginning after December 15, 2019, and earlier adoption is permitted as of the fiscal years beginning after December 15, 2018. The adoption of the amendments is not expected to have a material impact on the Company’s statement of cash flows.

In August 2016, the FASB issued an accounting update to clarify the following eight cash flow classification issues: (1) debt prepayment or debt extinguishment costs, (2) settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing, (3) contingent consideration payments made after the acquisition date of a business combination, (4) proceeds received from the settlement of insurance claims, (5) proceeds received from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, (6) distributions received from equity method investees, (7) beneficial interests in securitization transactions, and (8) separately identifiable cash flows and application of the predominance principle. The amendment is an improvement to reduce the current and potential future diversity in practice. The amendment is effective for fiscal years beginning after December 15, 2017, and earlier adoption is permitted. In addition, the amendment should be applied using a retrospective transition method to each period presented. The Company is currently evaluating the impact that the adoption will have on its statement of cash flows.

In October 2016, the FASB issued an accounting update to simplify the accounting for the income tax consequences of intra-entity transfers of assets other than inventory. The amendment removes the prohibition against the recognition of current and deferred income tax effects of intra-entity transfers of assets other than inventory until the asset has been sold to an outside party. The amendment is effective for fiscal years beginning after December 15, 2017, and earlier adoption is permitted. The adoption of this amendment is not expected to have a material impact on the Company’s financial position, results of operations, cash flow and financial statement disclosures.

In October 2016, the FASB issued an accounting update to amend the consolidation guidance on how a reporting entity that is the single decision maker of a variable interest entity (“VIE”) should treat indirect interests in the entity held through related parties that are under common control with the reporting entity when determining whether it is the primary beneficiary of that VIE. Under this amendment, the single decision maker is required to consider that indirect economic interests in the VIE held through related parties that are under common control on a proportionate basis. However, this amendment does not change the existing characteristics of a primary beneficiary. The amendment is effective for fiscal years beginning after December 15, 2016, and earlier adoption is permitted. The adoption of this amendment is not expected to have a material impact on the Company’s financial position, results of operations, cash flow and financial statement disclosures.

In November 2016, the FASB issued an accounting update related to the classification and presentation of changes in restricted cash on the statement of cash flows. The amendment requires restricted cash or restricted cash equivalents should be included with cash and cash equivalent when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendment is effective for fiscal years beginning after December 15, 2017, and early adoption is permitted. The Company has elected to adopt the amendment as of December 31, 2016, and the retrospective transition approach is applied to prior reporting periods presented. The adoption of this amendment did not have a material impact on the Company’s financial position.

The following table reflects the adjustments made to the consolidated statements of cash flows to confirm prior period classifications under the new guidance for the periods presented:

	As Reported	Adjustment	As Adjusted
	US$	US$	US$
Year Ended December 31, 2013:
Net cash provided by operating activities	49,128	—	49,128
Net cash used in investing activities	(12,815)	89	(12,726)
Net cash used in financing activities	(29,493)	—	(29,493)

Net increase (decrease) in cash, cash equivalents, and restricted cash*	6,820	89	6,909
Effect of exchange rate changes	166	—	166
Cash, cash equivalents, and restricted cash* at beginning of year	154,734	17,775	172,509

Cash, cash equivalents, and restricted cash* at end of year	161,720	17,864	179,584

Year Ended December 31, 2014:
Net cash provided by operating activities	68,725	—	68,725
Net cash used in investing activities	(15,413)	3,817	(11,596)
Net cash used in financing activities	(19,710)	—	(19,710)

Net increase (decrease) in cash, cash equivalents, and restricted cash*	33,602	3,817	37,419
Effect of exchange rate changes	(1,111)	—	(1,111)
Cash, cash equivalents, and restricted cash* at beginning of year	161,720	17,864	179,584

Cash, cash equivalents, and restricted cash* at end of year	194,211	21,681	215,892

Year Ended December 31, 2015:
Net cash provided by operating activities	65,946	—	65,946
Net cash used in investing activities	(58,414)	(44)	(58,458)
Net cash used in financing activities	(20,271)	—	(20,271)

Net increase (decrease) in cash, cash equivalents, and restricted cash*	(12,739)	(44)	(12,783)
Effect of exchange rate changes	(953)	—	(953)
Cash, cash equivalents, and restricted cash* at beginning of year	194,211	21,681	215,892

Cash, cash equivalents, and restricted cash* at end of year	180,519	21,637	202,156

*	The restricted cash is only included in the amount of “as adjusted” item.

To early adopt the accounting update, the Company has amended the presentation of changes in cash and cash equivalents by explaining the changes in the total of cash, cash equivalents, and restricted cash. The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated balance sheets that sum to the total of the same such amounts shown in the statement of cash flows.

	As of December 31
	2013	2014	2015	2016
	US$	US$	US$	US$
Cash and cash equivalents	161,720	194,211	180,519	274,483
Restricted cash included in restricted assets-current	15,299	19,322	19,328	44,393
Restricted cash included in other assets	2,565	2,359	2,309	2,301

Total cash, cash equivalents, and restricted cash shown in the statements of cash flows	179,584	215,892	202,156	321,177

Amounts included in restricted cash represent (a) cash and time deposits set aside as collateral for obtaining capacity; (b) cash received from government grants with restriction on its usage; and (c) cash and time deposits that are pledged for short-term loans.

In January 2017, the FASB issued an accounting update to clarify the definition of a business to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendment provides a screen to determine when an integrated set of assets and activities (collectively referred to as a “set”) is not a business. The screen requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the set is not a business. If the screen is not met, the amendment requires that to be considered a business, a set must include an input and a substantive process that together significantly contribute to the ability to create output. The amendment is effective for fiscal years beginning after December 15, 2017. The Company is currently evaluating the impact that the adoption will have on its results of operations, financial position, cash flow and disclosures.

In January 2017, the FASB issued an accounting update to simplify the accounting treatment for the impairment of goodwill. The amendment eliminates Step 2 from the goodwill impairment test, which measures a goodwill impairment loss by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. Instead, under this amendment, the entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value and the impairment loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. The amendment is effective for fiscal years beginning after December 15, 2019, and early adoption is permitted. The Company is currently evaluating the impact that the adoption will have on its results of operations, financial position, cash flow and disclosures.